EXHIBIT 10.13
Schedule “C” Investment Options
In accordance with Section 5(b), the Sponsor hereby directs the Trustee that Participants’ individual hypothetical accounts may be invested in the following investment options:
For the Zions Bancorporation Restated Deferred Compensation Plan:

•	Fidelity Capital & Income Fund

•	Fidelity Freedom 2000 Fund®

•	Fidelity Freedom 2005 Fund®

•	Fidelity Freedom 2010 Fund®

•	Fidelity Freedom 2015 Fund®

•	Fidelity Freedom 2020 Fund®

•	Fidelity Freedom 2025 Fund®

•	Fidelity Freedom 2030 Fund®

•	Fidelity Freedom 2035 Fund®

•	Fidelity Freedom 2040 Fund®

•	Fidelity Freedom Income Fund®

•	Fidelity Retirement Money Market Portfolio

•	Fidelity U.S. Bond Index Fund

•	AllianceBernstein International Value Fund – Advisor Class

•	American Beacon Large Cap Value Fund – PlanAhead Class

•	BlackRock International Opportunities Fund – Institutional Class

•	Columbia Acorn USA Fund – Class Z

•	Evergreen Special Values Fund – Institutional Class

•	Janus Mid Cap Value Fund – Investor Class

•	Julius Baer International Equity Fund – Class A

•	Lazard Emerging Markets Portfolio – Institutional Class

•	Legg Mason Partners Aggressive Growth Fund – Class A

•	Loomis Sayles Bond – Institutional Class

•	Loomis Sayles Global Bond – Institutional Class

•	Morgan Stanley Institutional International Real Estate Portfolio – Class A

•	PIMCO Commodity Real Return Strategy Fund – Institutional Class

•	PIMCO Total Return Fund – Institutional Class

•	Rainier Small/Mid Cap Equity Portfolio – Investor Class

•	Spartan® International Index Fund – Investor Class

•	Spartan® Total Market Index Fund– Investor Class

•	Spartan® U.S. Equity Index Fund– Investor Class

•	Vanguard Mid-Cap Index Fund – Admiral Class

•	Vanguard REIT Index Fund – Admiral Class

•	Vanguard Small-Cap Index Fund – Admiral Class

•	Victory Diversified Stock Fund – Class A

•	Wasatch Core Growth Fund

•	Wasatch Small Cap Value Fund

•	Zions Common Stock Fund

•	Zions Preferred Stock Fund
For the Zions Bancorporation Restated Deferred Compensation Plan, the Sponsor hereby directs that the investment option referred to in Section 5(c), Section 5(f)(vi)(B)(5), and Section 5(g)(vi)(B)(5) shall be Fidelity Retirement Money Market Portfolio.
For the Zions Bancorporation Restated Deferred Compensation Plan for Directors

•	Fidelity Retirement Money Market Portfolio

•	Zions Common Stock Fund
For the Zions Bancorporation Restated Deferred Compensation Plan for Directors, the Sponsor hereby directs that the investment option referred to in Section 5(c) and Section 5(f)(vi)(B)(5) shall be Fidelity Retirement Money Market Portfolio.
For the Restated Amegy Bancorporation, Inc. Non-Employees Directors Deferred Fee Plan

•	Zions Common Stock Fund

For the Restated Amegy Bancorporation, Inc. Non-Employees Directors Deferred Fee Plan, the Sponsor hereby directs that the investment option referred to in Section 5(f)(vi)(B)(5) shall be the Zions Common Stock Fund.

ZIONS BANCORPORATION

By:	/s/ Connie Linardakis	9/13/2006
	Authorized signatory	Date